UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 21, 2018

Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966
(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Chico’s FAS, Inc. (the “Company”) held its annual meeting of shareholders (the “2018 Annual Meeting”) on June 21, 2018. Three proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 4, 2018. At the 2018 Annual Meeting, the Company’s shareholders (i) elected six unclassified Directors to serve until the Company’s 2019 Annual Meeting of Shareholders, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent certified public accountants for the fiscal year ending February 2, 2019, and (iii) approved an advisory resolution approving executive compensation. A quorum of the Company’s common shares was present for the 2018 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.
Proposal 1 – Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Directors:
David F. Walker	95,412,697	11,070,802	188,334	10,751,992
Deborah L. Kerr	105,395,243	1,152,543	124,047	10,751,992
John J. Mahoney	104,172,319	2,313,403	186,111	10,751,992
William S. Simon	105,516,607	1,029,057	126,169	10,751,992
Stephen E. Watson	105,437,599	1,048,046	186,188	10,751,992
Andrea M. Weiss	104,385,365	2,248,815	37,653	10,751,992
Proposal 2– Proposal to Ratify the Appointment of Ernst & Young LLP as Independent Certified Public Accountants:

For	Against	Abstain	Broker Non-Votes
115,493,698	1,749,939	180,188	0
Proposal 3 – Advisory Resolution to Approve Executive Compensation:

For	Against	Abstain	Broker Non-Votes
101,728,279	4,767,862	175,692	10,751,992

Item 8.01 Other Events.

On June 22, 2018, the Company issued a press release announcing the Company's Board of Directors declared a quarterly cash dividend of $0.085 per share.

A copy of the release issued on June 22, 2018 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits:

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated June 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: June 26, 2018	By:	/s/ Todd E. Vogensen
Todd E. Vogensen, Executive Vice President, Chief Financial Officer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated June 22, 2018